UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2021

MP MATERIALS CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39277	84-4465489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 Via Austi Parkway, Suite 450 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 844-6111

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	MP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 13, 2021, MP Materials Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as underwriter (the “Underwriter”) and affiliates of JHL Capital Group and QVT Financial, the selling stockholders named in Schedule B thereto (collectively, the “Selling Stockholders”), relating to the public offering (the “Secondary Offering”) by the Selling Stockholders of 4,250,000 shares of common stock of the Company and a 30-day option granted to the Underwriter to purchase up to an additional 637,500 shares of common stock of the Company from the Selling Stockholders, at a price to the public of $35.00 per share. The Company did not sell any shares of common stock and did not receive any proceeds from the Secondary Offering. On September 16, 2021, the Secondary Offering and sale of 4,250,000 shares of Company common stock by the Selling Stockholders to the Underwriter was completed.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The Secondary Offering was made pursuant to the Company’s effective shelf registration statement on Form S-1 (File No. 333-251239) and related prospectus supplement filed with the SEC.

The Underwriter and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. It has received, or may in the future receive, customary fees and commissions for these transactions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of September 13, 2021, by and among MP Materials Corp., Morgan Stanley & Co. LLC and the selling stockholders named in Schedule B thereto

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2021	MP MATERIALS CORP.

	By:	/s/ Elliot Hoops
Elliot Hoops General Counsel and Secretary